RSA Security Investor Day Thursday, December 9, 2004 New York, NY ? 2004 RSA Security Inc. All rights reserved

Risk Statements Various remarks that we may make about the Company's future expectations, plans and prospects constitute forward-looking statements. Actual results may differ materially from those indicated by these forward- looking statements as a result of various important factors, including those discussed in the Company's most recent Annual Report on Form 10-K which is on file with the SEC. In addition, any forward-looking statements represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, even if our estimates change. 3

This presentation contains forward-looking statements about RSA Security's strategy and plans for the future, as well as the potential size of the market for RSA Security's products. These statements involve a number of risks and uncertainties that could cause RSA Security's plans to change or that could impact the success of the Company's strategy or the size of the potential market. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are the uncertain economic climate, which could cause RSA Security to delay or even cancel some of its product development plans and could also reduce the size of the market for the Company's products; delays or technical difficulties in developing RSA Security's products or executing its strategy; competitive 5 Risk Statements (2 of 3)

pressures or quality or security failures in the products, which could make RSA Security's products obsolete or difficult to sell; changes in customer requirements, failure of the market to accept new technologies or technological changes in the computer industry, any of which could impact the size of the RSA Security's market or impact the Company's strategy; and the risk factors detailed from time to time in RSA Security's periodic reports and registration statements filed with the Securities and Exchange Commission, including without limitation RSA Security's Annual Report on Form 10^K and filed on March 8, 2004 and Form 10-Q filed on November 5, 2004. Risk Statements (3 of 3) 7

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Welcome & Introduction - Art Coviello, President & CEO 8:30 - 9:00 Go-to-Market Strategic Overview - John Worrall, VP Marketing 9:00 - 9:30 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:30 - 9:45 Break 9:45 - 10:15 Product Demo - Joe Uniejewski, SVP & CTO/Gerry Wilson, SVP & CIO 10:15 - 11:00 Sales and Distribution Strategy - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance and Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 9

Fourth Quarter Guidance Orders for the first two months of Q4 are substantially ahead of last quarter, as a result we are comfortable with our original guidance Guidance from October 21, 2004: Total revenue in the range of $79 million to $82 million Diluted earnings per share in the range of $0.14 to $0.16 11

10 Year Financial Performance Revenue $12M 300M+ 38% # of Customers 500 16,000+ 41% # of Employees 87 1,200 29% 1993 2004* CAGR *Based on company estimate Strategy validated by the size and scale of our financial performance 10 Year Investment Yield = 25% CAGR 13

Retrospective - 1994 IPO Prospectus Products for monitoring and recording user activity Products for scrambling and unscrambling data using a secret key Products for administering the level of data, system access and application privileges granted to specific users Products for authenticating the identity of authorized users Strategy Summary (circa 1994) NASDAQ 10th Anniversary - December 14, 2004 15

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Welcome & Introduction - Art Coviello, President & CEO 8:30 - 9:00 Go-to-Market Strategic Overview - John Worrall, VP Marketing 9:00 - 9:30 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:30 - 9:45 Break 9:45 - 10:15 Product Demo - Joe Uniejewski, SVP & CTO/Gerry Wilson, VP & CIO 10:15 - 11:00 Sales and Distribution Strategy - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance and Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 17

RSA Security's Vision Inspire everybody to confidently experience the promise and power of the Internet. 19 19

RSA Security's Value RSA Security's value is its ability to help organizations protect their information and manage the identities of the people and applications accessing and exchanging it. 21 21

RSA Security's Market Solutions Secure Mobile & Remote Access Secure Enterprise Access Secure Transactions Identity & Access Management Consumer Identity Protection

Markets & Solutions Business Model Secure Mobile & Remote Access RSA Security's Strategies For Growth Core Transformation New Business Creation Core Business Adjacent Markets Identity & Access Management Secure Enterprise Access Secure Transactions Consumer 25

Secure Mobile & Remote Access RSA Security's Strategies For Growth Core Transformation New Business Creation Core Value Maximization Adjacency Extension 27 Secure Enterprise Access Secure Transactions Consumer Markets & Solutions Business Model Identity & Access Management

15M users of RSA strong authentication The Market Opportunity Source: RSA Security estimates as of year-end 2004 85M remote access users +330M online business users +750M online consumers 29

RSA Security Solutions
A Broad, Critical Component to Regulatory Compliance

Regulations	• Sarbanes-Oxley • HIPAA • SB 1386 • Japanese DPD • Gramm-Leach-Bliley • Basel II • ECDPD • 21 CFR Part 11
Control Frameworks	• COBIT • NIST • ISO 17799 • FFIEC • SAS 76 process
Best Practices	• Risk Management • Authentication • Access Control • Encryption • Logging
RSA Security Products	• RSA SecurID® • RSA® Authentication Manager • RSA ClearTrust® • RSA® Sign-On Manager • RSA Keon® • RSA BSAFE® • RSA® Federated Identity Manager

© 2004 RSA Security Inc. All rights reserved

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Go To Market Solutions

Secure Mobile and Remote Access Customer Benefit Security and certainty about users identities when accessing networks and applications from outside the firewall RSA Security provides proof and management of identity Key Growth Drivers Risk mitigation Regulatory compliance Technology enablers including SSL VPNs, wireless access (e.g., WiFi), and web portals Primary Markets Global 1,000 Organizations with > 1,000 employees across a broad range of verticals Opportunity in 500 - 1,000 employee range is growing Results Over 15M active users of RSA Security authentication solutions in over 16,000 organizations September YTD 2004 revenue of $182M, up 17% year over year Added 2,200 new customers YTD through September 35

Secure Enterprise Access Customer Benefit Companies desire secure, simple sign-on for all identities, both outside and inside the firewall RSA Security provides policy-driven proof of identity, simplicity, sign-on automation and reduced management costs Directly extends value of customers' existing RSA SecurID investment Key Growth Drivers Regulatory compliance User frustration with multiple logons and complex passwords Growing administrative costs in supporting passwords Primary Markets RSA SecurID installed base New enterprise customers with >1,000 employees Results September YTD 2004 revenue of $9M, up 43% year over year RSA SecurID(r) for Microsoft(r) Windows(r) solution now shipping RSA(r) Sign-on Manager now shipping 37

Secure, Simple Sign-on ***password*** Windows Desktop & Domain Microsoft Outlook Partner Portal Web Client / Server Mainframe Single sign-on to hundreds of applications 39

Expanding the Customer Value Proposition Extending the use of the token Universal authentication solution, protecting the widest range of applications and resources User simplicity Sign in once and user can access hundreds of applications Within the enterprise & across business domains Ability to choose from a family of authenticator options that best match the user's preferred work/lifestyle Improved Security Replace static passwords with two- factor authentication Strong audit trail of user access Reduced cost of administration Simple, user-self service enrollment and credential deployment solution Proven, reliable server infrastructure Ability to add multiple identity and access management components to a common infrastructure "One Stop" customer support program with Microsoft Investment protection Seamless application to technology advancements, (Dial, IPSec VPN, SSL VPN, Wireless) Broadest value, lowest TCO 41

Consumer Identity Protection Customer Benefits Organizations want to provide their consumers with a safe and simple online experience Protect the confidence and trust of their consumers RSA Security provides strong authentication with a range of authentication technologies and form factors to choose from, with the ability to seamlessly federate identities across business domains Key Growth Drivers Growth of identity theft and account takeovers via phishing and Trojan horse attacks Increased user dissatisfaction Increased rate of fraud Complexity of multiple user accounts & individual sign-on experience impeding online experience of consumers Primary Online Markets ISPs, banking, brokerage, marketplaces Results Large scale consumer banking solutions September launch of the AOL PassCode premium service Currently implementing RSA(r) Federated Identity Manager within online consumer marketplace 43

AOL PassCode Acquisition Keyword - Online Registration & Binding 45

Identity & Access Management Customer Benefit Single sign-on, centralized management and enforcement of access control policy Workflow-based provisioning across a broad base of applications and servers RSA Security provides a broad set of solutions to address identity management through products and partnerships with technology partners and CSIs Key Growth Drivers Regulatory compliance Connecting enterprises, e.g. supply chain, business outsourcing environments Primary Markets Enterprise organizations with > 5,000 employees Customer facing and employee applications Results September YTD 2004 revenue of $15M, up 64% year over year Outpacing competing vendors in new customer acquisition 31 new customers in Q3 alone Market leading position in identity federation 47

Secure Transactions Customer Benefit Specialized security infrastructure supporting secure device and application to application communication, ensuring protection of "data at rest" and "in motion" RSA Security provides enabling software tools to protect the confidentiality and integrity of data, and to prove the identities of devices, applications and web services Key Growth Drivers Regulatory compliance Content protection, digital rights management Web services development Network connected devices Primary Markets Large enterprises in key verticals including government, financial services and healthcare OEM hardware manufacturers and software developers Results Strong market leadership with new emerging opportunities September YTD 2004 revenue of $18.1M Expanding profitability and growth 49 49

Leadership in Industry Standards

Working Towards Open, Industry Standards for Authentication RSA Security continues to lead standards in a number of broadly recognized and proven industry organizations For authentication standards, RSA Security believes: Customers are looking for authentication solutions that provide them with standards-based choices The industry's challenge is to develop a broad, standards-based framework for authentication that meets the market demand for choice Technology, user form factor and vendor The best approach is through standards organizations, not vendor specific partner programs such as VeriSign's OATH effort RSA Security will continue to lead standards efforts in authentication through ongoing work with Liberty, OASIS and others 53

Customer Value and Growth

Case Study: Financial Services Firm Ever-increasing value drives broader adoption 1995 RSA SecurID Employee remote access 1997 RSA SecurID 20,000 users Award-winning VPN 2004 RSA SecurID Grown to 30,000 users 4,000 users accessing B2B portal 2004 RSA Authentication Manager Upgraded to v6 Advanced Server license 2004 RSA Keon Add RSA Keon Certificate Authority for root signing - replaces VeriSign 2004 RSA SecurID for Microsoft Windows RSA SecurID for Microsoft Windows solution to lock down employee desktops Q1, 2005 RSA Sign-On Manager Piloting for enterprise single sign-on 57

Case Study: Global Shipping & Logistics Firm Growing use of RSA identity and transaction solutions 1998 RSA SecurID 1000 employees gain remote access via dial-up 1998 RSA BSAFE RSA BSAFE software embedded in technology to allow customers to track packages securely online 2001 RSA SecurID Increased remote access to 25,000 employees via VPN 4,000 pilots securely access flight schedules via Web 2002 RSA ClearTrust ClearTrust solution provides access control to 450,000 employees, contractors and alumnus to HR portal for benefits information Today RSA Federated Identity Manager Evaluating RSA Federated Identity Manager for employees to securely access to outsourced business applications Q1, 2005 RSA Sign-On Manager Testing SOM for enterprise single sign-on 59

Case Study: Major Manufacturer in Japan Using RSA technology to secure network connected devices 1998 RSA BSAFE Crypto-C, SSL-C Security on PDA 2001 BSAFE SSL-C Mobile Phone for NTT DoCoMo 2001 RSA BSAFE SSL-C Mobile Phone for Vodafone 2002 RSA BSAFE IPSec-C VPN connection on PDA 2003 RSA BSAFE SSL-C Digital TV 2004 RSA BSAFE Crypto-C Printers/MFP MFP - Multiple Functional Printer which contains three different functionalities such as Facsimile, Copy and printing 61

Delivering Expanded Value to New and Existing Customers Value Proposition Customers Existing New Existing New Conservative mainstream organizations buying from the market leader Innovation in mobile & remote access connectivity solutions, (e.g. SSL VPN; wireless) Increased deployment of web-based applications & web services Expansion to new geographies Strong authentication and sign-on automation across the extended enterprise Comprehensive role-based access control Comprehensive solutions for databases, web services, DRM and devices Consumer identity protection and single sign-on Secure access to network resources for mobile and remote users Web single sign-on across heterogeneous environments Embedded cryptographic solutions for applications and devices 63

Q&A

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Welcome & Introduction - Art Coviello, President & CEO 8:30 - 9:00 Go-to-Market Strategic Overview - John Worrall, VP Marketing 9:00 - 9:30 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:30 - 9:45 Break 9:45 - 10:15 Product Demo - Joe Uniejewski, SVP & CTO/Gerry Wilson, SVP & CIO 10:15 - 11:00 Sales and Distribution Strategy - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance and Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 67

Key Problems RSA Security Solves

Solving Four Core Problems 71 Who are you? Partner Employee Hacker Customer 71

Solving Four Core Problems 73 What can you do? Enter purchase order Transfer funds View design documents Check inventory status 73

Solving Four Core Problems Joe's Fish Market.Com Tropical, Fresh Water, Shell Fish, Lobster,Frogs, Whales, Seals, Clams Convenience; Ease of use 75

Solving Four Core Problems 77 Reduce Cost; Complexity of Administration 77

RSA Security's Products & Technologies

Secure Mobile & Remote Access Solutions RSA SecurID Solution Industry's leading authentication technology - 15 million users Broadest choices of authentication form factors Scales to support millions of users Provides investment protection through integration with 300 leading applications 81

Secure Enterprise Access Solutions RSA SecurID for Microsoft Windows Solution Secure two-factor authentication for Microsoft(r) Windows(r) operating system Removes exposure of weak passwords Simple, consistent sign-on method for users Online or offline Local or domain Terminal services Wireless LANs Auditable to meet compliance requirements Single log for all authentication 83

Secure Enterprise Access Solutions RSA Sign-On Manager Comprehensive enterprise single sign-on solution Supports widest range of choices for authentication Meets large enterprise needs for scalability and manageability IntelliAccess(tm) IntelliAccess(tm) Technology Web & browser apps Client/ server apps Host/ mainframe apps VPN & dial-up Desktop apps e-Mail groupware Citrix(r) *****password***** RSA Sign-On Manager 85

Secure Enterprise Access Solutions
RSA Keon Solution

Comprehensive digital certificate management system

- Authentication
- Digital signatures
- Encryption


RSA Validation Client
RSA Keon Certificate Authority
RSA Keon Root Signing Service
RSA Keon Web PassPort
RSA Keon Key Recovery Module
RSA Validation Manager
RSA Keon Registration Authority

© 2004 RSA Security Inc. All rights reserved

RSA SECURITY

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Consumer Identity Protection Solutions RSA authenticators for the consumer Broad range of choices to meet needs of different users and environments Federation allows users to leverage a single authenticator across multiple web sites/portals Provider benefits Provides added-value solution to address consumer concerns Identity theft Fraud Phishing Co-branding opportunities 89

Identity & Access Management Solutions RSA Federated Identity Manager Enables organizations to share trusted identities across the boundaries of corporate networks and different web domains First and most widely deployed standalone federated identity product on the market Provides powerful, intuitive management capabilities to speed deployment and reduce cost of federating with multiple partners Policy cloning Built-in security for digitally signing and validating assertions Unique integration with RSA SecurID solution for two-factor authentication Supports leading Web Services federated identity standards 91

Identity & Access Management Solutions RSA ClearTrust Solution Enables organizations to cost-effectively manage user identities, authorize access to resources, and provide web single sign-on with strong audit capabilities Seamless, secure access across multiple applications on heterogeneous platforms (Microsoft, Sun, BEA, IBM, Lotus, Apache, etc.) Varying grades of authentication and authorization Smart Rules(tm) Recognized by third party lab as best performing and most scalable web access management product 93

Identity & Access Management Solutions Thor Xellerate Quickly activate, modify or de-activate user accounts across multiple applications and identities Bundled offering for user self-service and automated workflow approval RSA Security resale of Thor Xellerate enterprise provisioning solution Joint sales and marketing efforts worldwide Xellerate(r) 95

Secure Transaction Solutions RSA BSAFE Software Traditional business focused on transactional security Privacy of data "at rest" and "in transit" New opportunities for protecting device and application-to- application communication Enterprise Data Protection Supports over 20 public key algorithms, symmetric ciphers and message digests Web Services Uses streaming to maximize SOAP message security function throughput Digital Rights Management Secures rights and content for the full DRM life cycle compatible with OMA 2.0 (Open Mobile Alliance) 97

NEXUS Strategy

NEXUS Customer Benefits Single platform for multiple authentication and identity management requirements Best-of-breed functionality Flexible packaging and licensing options Reduced total cost of ownership (TCO) Lower deployment and management costs Simple, consistent model for managing users, policies, and credentials Improved security and regulatory compliance Consistent implementation of security policy across all products Consolidated logging/reporting to meet stringent audit requirements 101

Common Identity Management Services NEXUS Platform Integrated Management -Common GUI - User self-service Password resets Centralized configuration Logging and auditing Reporting Clustering / replication Centralized user management Delegated administration Auto approval workflow Performance / scalability Platform support Installation & licensing RSA Federated Identity Manager RSA Sign-On Manager RSA Authentication Manager RSA Access Manager Common Identity Store (LDAP, RDBMS) Common Agents Common Clients 103

Q&A

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Welcome & Introduction - Art Coviello, President & CEO 8:30 - 9:00 Go-to-Market Strategic Overview - John Worrall, VP Marketing 9:00 - 9:30 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:30 - 9:45 Break 9:45 - 10:15 Product Demo - Joe Uniejewski, SVP & CTO/Gerry Wilson, SVP & CIO 10:15 - 11:00 Sales and Distribution Strategy - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance and Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 107

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Welcome & Introduction - Art Coviello, President & CEO 8:30 - 9:00 Go-to-Market Strategic Overview - John Worrall, VP Marketing 9:00 - 9:30 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:30 - 9:45 Break 9:45 - 10:15 Product Demo - Joe Uniejewski, SVP & CTO/Gerry Wilson, SVP & CIO 10:15 - 11:00 Sales and Distribution Strategy - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance and Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 109

RSA Security Product Demonstrations Scenarios: #1 - RSA SecurID for Microsoft Windows(r) - Connected Mode #2 - RSA SecurID for Microsoft Windows(r) - Disconnected Mode #3 - RSA Sign-On Manager #4 - RSA Sign-On Manager with IntelliAccess Emergency Access Also: - Delivering on the NEXUS Vision - Update! - Demonstrating Interoperability with FIM and Cleartrust

Blackberry with RSA SecurID Company.com 401k.com RSA Authentication Manager Web server Web server Windows Domain Server Scenario 1 RSA SecurID(r) for Microsoft (r) Windows(r) Solution - In the office

Scenario 2 RSA SecurID(r) for Microsoft (r) Windows(r) Solution - On a plane

RSA SecurID(r) for Microsoft(r) Windows(r) Solution: Benefits for the CIO Security: Extends the security of the Microsoft Windows environment by enabling end users to authenticate with RSA SecurID two factor authentication, instead of a Windows password Simplicity: Provides a consistent login experience in the office, or remotely Auditability: Provides a centralized audit trail of all end user authentication into Windows operating system Investment protection: Allows companies to leverage their existing investment in RSA SecurID solutions throughout the enterprise

Scenario 3 RSA Sign-On Manager - In the office Company.com Partner Site AS/400 Web server Web server USB with credential store RSA Sign-On Manager Siebel SAP Peoplesoft Clarify

Scenario 4 RSA Sign-On Manager - using IntelliAccess Web server Web server Partner Site Company.com AS/400 RSA Sign-On Manager Siebel SAP Peoplesoft Clarify

RSA Sign-On Manager: Benefits for the CIO Efficiency: Reduces the costs of managing password based authentication Security: Increases the security safeguarding critical business information and corporate identities Usability: Increases end user satisfaction through simplified application access Investment Protection: Extends the value of customers' investment in RSA SecurID authentication and other RSA Security products

Delivering on the NEXUS strategy Common look and feel Central data repository Central implementation of security policy

Q&A

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Welcome & Introduction - Art Coviello, President & CEO 8:30 - 9:00 Go-to-Market Strategic Overview - John Worrall, VP Marketing 9:00 - 9:30 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:30 - 10:00 Product Demo - Joe Uniejewski, SVP & CTO/Gerry Wilson, VP & CIO 10:00 - 10:15 Break 10:15 - 11:00 Sales and Distribution Strategy - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance and Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 129

RSA Security Solutions Secure Mobile & Remote Access Secure Enterprise Access Secure Transactions Identity & Access Management 131 Consumer Identity Protection

RSA Security's Solutions Have Broad Appeal Across Many Markets 133 133

Broad Customer Base and Solutions Mandate a Multi-Channel Strategy 135 3000+ new customers per year Located in over 40 countries 16,000 existing customers End user and OEM sales Multiple product and service solutions Installations ranging from 10 to 1,000,000+ users Organization sizes from 10 to 25,000+ employees Small and Medium Business Large Enterprise Mid-Market 135

Preferred Channel 137 Secure Mobile & Remote Access Authentication to protect external access - VPN, wireless, Citrix and web portal Solution Integration Small and Medium Business Large Enterprise Mid-Market RSA driven RSA assisted Reseller driven Customer Reseller assisted Reseller driven 137

Focused Named Accounts Strategy Extend Use of Current Solution RSA Security's largest current and prospective customers Initial Adoption New Solutions 139

Broad Reseller Spectrum for SMRA Both Value and Volume Resellers are Strategic Early Market Chasm Mainstream Market Mainstream Market Mainstream Market Mainstream Market Mainstream Market Comprehensive Value-add Convenience Value Resellers Volume Resellers 141

Managed Security Service Providers Enterprises demand outsourcers who manage both authentication and network access infrastructure RSA's strategy is to provide the broadest choice for customers Vertical providers are becoming important 143

The Power of RSA Security's Channel Global Reach Access to high growth markets in Asia, Europe, Latin America and Japan Ability to serve customers of all sizes and types Resellers provide vast majority of SMB and many mid-market new customers Top brand franchise synergistic with reseller's product and vendor offerings Extends reach of RSA programs and deal management systems Improves price stability Strong source of competitive advantage 145

Indirect / Direct Mix for SMRA 30% Direct 70% Indirect 2003 Indirect business grew from 70% to 76% from 2003 to 2004 YTD 24% Direct 76% Indirect 2004

149 Secure Enterprise Access Authentication and single sign-on to internal resources - desktop, domains and applications Preferred Channel Solution Integration Small and Medium Business Large Enterprise Mid-Market RSA driven RSA assisted Reseller driven Customer Reseller assisted Reseller driven 149

Secure Enterprise Access Strategy Directly Leverage SMRA Channels and Infrastructure Named account focus Global Reseller and Distributor Network MSSPs Extend Partner Network Microsoft gold / silver partners Desktop integration and management Services Microsoft Partnership Tier 1 customer support Top tier ISV partnership 151

Secure Enterprise Access Value resellers will dominate the SEA channel. Early Market Chasm Mainstream Market Value Resellers Volume Resellers Comprehensive Value-add Convenience 153

Strategic Partnerships Global Reseller / Distributor Network 155 2100 Reseller Partners 47 Distributor Partners Unparalleled reach and strength supported by 400+ strong RSA Security sales and marketing team 155

Channels Strategy for Secure Mobile, Remote, and Enterprise Access Enterprise Customers Named Accounts Distributors Value Resellers Volume Resellers MSSPs Direct 157

Preferred Channel Solution Integration 159 Small and Medium Business Large Enterprise Mid-Market RSA Direct Customer Consumer Identity Protection Protecting and Federating Consumer Identities for Major Organizations Consumers 159

Consumer Identity Protection Strategy Entrepreneurial specialized sales and technical team in Americas and EMEA Global overlay leadership Co-design complete solution in RSA / customer partnership Unique insight in authentication, user self-service and provisioning, federation, and anti-phishing Assurance and marketing leverage through "powered by RSA" branding relationships with service providers RSA financial model to match customer model Extend existing customer relationships 161

Channels to the Customer Web-facing Enterprise Customers Distributors Value Resellers Volume Resellers Direct MSSPs Consumers Consumer Identity Protection 163

Solution Integration Solution Integration 165 Small and Medium Business Large Enterprise Mid-Market RSA driven Joint RSA/CSI CSI driven Customer CSI assisted CSI Identity and Access Management Infrastructure for Web Access and Identity Management, Federation and Provisioning of Identities 165

RSA Security's Global & Regional CSI Partners RSA Security's Global & Regional CSI Partners RSA Security's Global & Regional CSI Partners RSA Security's Global & Regional CSI Partners RSA Security's Global & Regional CSI Partners Drive business process re-engineering associated with I&AM RSA Security partners with customer's trusted advisor RSA Professional Services provides product and domain expertise Regional CSI Partners Top Tier Global CSIs 167

Identity and Access Management Strategy Focused sales and technical teams in North America, Europe and Japan Systems selling approach and staffing Proof-of-concept to demonstrate best-of-breed capabilities Leverage Federation standards leadership Heterogeneous support leadership Core partnerships with Accenture and Thor 169

Channels Strategy for IAM Enterprise Customers Distributors Value Resellers Volume Resellers Direct MSSPs CSIs I&AM 171

Preferred Channel Solution Integration RSA Direct Customer Transaction Security Embedded Security Technology 173 Small and Medium Business Large Enterprise Mid-Market 173

Secure Transactions Sales Strategy Focused global team Resources in major technology, government, and financial centers Breaking new ground supporting emerging standards and new devices Leverage RSA Laboratories innovations Co-selling in enterprise internal-use accounts 175

Channels Strategy for Secure Transactions Enterprise Customers Distributors Value Resellers Volume Resellers MSSPs Direct Secure Trans. OEM Customers 177

Unequalled Identity and Data Protection for Multi-solution Accounts Customer Secure Mobile & Remote Access Secure Enterprise Access Secure Transactions Identity & Access Management Consumer Identity Protection 179

Q&A

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Welcome & Introduction - Art Coviello, President & CEO 8:30 - 9:00 Go-to-Market Strategic Overview - John Worrall, VP Marketing 9:00 - 9:30 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:30 - 10:00 Product Demo - Joe Uniejewski, SVP & CTO/Gerry Wilson, VP & CIO 10:00 - 10:15 Break 10:15 - 11:00 Sales and Distribution Strategy - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance and Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 183

September YTD 2004 Financial Results Strong Operating Metrics (Y/Y) FY 2004 Revenues of $224M Increased 19% Operating Income of $32.7M Increased 117% GAAP Earnings per share $.35/share Increased 150% Cash & Marketable Securities of $256M Increased $65M ($.95/share) Sep YTD 2003 Sep YTD 2004 Revenue 189.1 224.3 Operating Inc 15.149 32.715 $ in Millions 185 185

Core Operating Results Q1 2002- Q3 2004 Q1 2002 Q2 2002 Q3 2002 Q4 2002 Q1 2003 Q2 2003 Q3 2003 Q4 2003 Q1 2004 Q2 2004 Q3 2004 Revenues 56 57 59 61 61.3 63.4 64.462 70.7 72 75.6 76.7 Operating Income -7 -3.4 0.1 3.3 3 5.6 6.6 9.8 9.5 11.5 11.6 $ in Millions 187 187

Revenue Growth & Metrics 2002 2003 2004 Est Secure Transactions 26 24 26 Secure Mobile & Remote 179 214 240 Secure Enterprise 19 10 15 Identity & Access Mgmt 8 12 23 Key Growth Drivers & Metrics Customer Base 10,000-16,000 Customers User Base 10M to 15M Renewal Rates 85-90% New Customer Growth 700-800 per Quarter 8-12% on Revenues Market Solutions (GTMS) Enterprise Solutions Secure Mobile & Remote Access Secure Enterprise Access Consumer Identity Protection Identity & Access Management Secure Transactions $ in millions $230 $260 $300+ 189

Balance Sheet Summary 2002-2004 Dec 2001 Dec 2002 Mar 2003 Jun 2003 Sep 2003 Dec 2003 Mar 2004 Jun 2004 Sep 2004 Goodwill & Other 268 201 194 193 192 196 196 195 194 Net PP &E 95 73 72 71 69 68 68 66 68 Prepaids & Taxes 38 67 72 69 16 21 16 18 13 Inventory 9 2 2 3 4 4 3.5 3.8 3.6 Accts Receiveable 56 36 29 27 31 33 39 35 41 Cash & Securities 63 103 115 129 191 207 219 245 256 530 483 $ in millions 483 491 503 530 541 562 578 191

Financial Performance P&L % of Revenue Q1 2003 - Q3 2004 P&L % of Revenue Q1 2003 - Q3 2004 P&L % of Revenue Q1 2003 - Q3 2004 193

RSA Security's Strategies for Growth $230M Customer Base 10,000 Domestic 60% Products Markets International 45% Domestic 55% Markets Product Expansion Customer Base 16,000 Product & Solutions... Markets... Domestic 50% Expanding Customer Base... International 40% International 50% 2002 2004 Future Plans $300+M 195

RSAS Investment Summary Expanding IT Security Market Extending RSA Security's market leadership in identity protection & management Delivering solutions and value to customers Proven products and technology Leading sales, marketing & distribution capabilities Increasing leverage in our operating model Focus on driving cash flow, profitability and revenue Building Shareholder Value and Confidence 197

Q&A

Agenda 7:30 - 8:00 Breakfast and Registration 8:00 - 8:30 Welcome & Introduction - Art Coviello, President & CEO 8:30 - 9:00 Go-to-Market Strategic Overview - John Worrall, VP Marketing 9:00 - 9:30 Product Overview - Bill McQuaide, SVP Enterprise Solutions 9:30 - 10:00 Product Demo - Joe Uniejewski, SVP & CTO/Gerry Wilson, VP & CIO 10:00 - 10:15 Break 10:15 - 11:00 Sales and Distribution Strategy - Scott Schnell, SVP Sales & Marketing 11:00 - 11:30 Finance and Operations - Jeff Glidden, SVP & CFO 11:30 - 12:00 Closing Remarks & Final Q&A - Art Coviello, President & CEO 12:00 - 1:00 Lunch 201

RSA(r) Conference 2005 February 14-18, 2005 San Francisco Moscone Center 203

Outlook for 2005 Larger venue: Conference moves to Moscone's largest meeting hall (South) Show floor "sold out"! Over 250 exhibitors on the floor with another 50 on a wait list - all the top brands in security are represented Full Conference attendance tracking 15% higher than last year; total attendance expected to exceed 11,000 Innovation Station: Exhibit floor showcase of leading pre-IPO security companies RSA Conference launches new web seminar series; look for more brand extensions in 2005 205

Keynote Speakers Industry Notables: Bill Gates, Chairman and Chief Software Architec, Microsoft John Chambers, President and CEO Cisco John Thompson, CEO and Chairman Symantec Art Coviello, President & CEO, RSAS Stratton Sclavos, Chairman and CEO, VeriSign Russell Artzt, Executive Vice President, Computer Associates Marc Willerbeek-LeMair, CTO, Tipping Point John Loiacono, Executive Vice President, Software , Sun Microsystems Keynote Panel Discussions Include: Regulation and products liability Consumer Internet confidence Hollywood's digital piracy issues Cryptographer's panel predictions for infosec CSO roundtable Entertaining Speakers Include: Simon Singh, best selling author of "The Code Book" Paul Saffo, futurist Frank Abangnale, "Catch me if you Can" fame 207

Thank you for joining us today